                               AMENDMENT NO. 4 TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, dated as of June 11, 1999, is by and among The Doe Run Resources Corporation, a New York corporation ("Doe Run"), Fabricated Products, Inc., a Delaware corporation ("Fabricated Products", and together with Doe Run, collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, Lender has entered into financing arrangements with Borrowers pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 12, 1998, by and among Lender and Borrowers, as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated September 1, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of January 13, 1999, and Amendment No. 3 to Loan and Security Agreement, dated as of February 1, 1999, as further amended by this Amendment No. 4 to Loan and Security Agreement (this "Amendment", and together with the foregoing described agreements, as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Doe Run has entered into certain agreements to purchase a Bell model 412EP helicopter ("Helicopter No. 36213"; as hereinafter further defined) from Bell Helicopter Textron Inc. as set forth in the Helicopter Purchase Agreements (as hereinafter defined) and the Boeing Loan Documents (as hereinafter defined);

         WHEREAS, in connection with that transaction, Borrowers have requested that, among other things, Lender (a) permit Doe Run to establish a new Subsidiary for the purpose of, among other things, acquiring title to Helicopter No. 36213, (b) permit Doe Run to guarantee the obligations of that new Subsidiary to Boeing Capital Corporation, (c) permit Doe Run to incur certain Indebtedness to Bell Helicopter Textron, Inc., and (d) enter into certain amendments to the Loan Agreement in connection with such transactions, and Lender is willing to agree to the foregoing, subject to the terms and conditions contained in this Amendment;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  DEFINITIONS.

         1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

                  (a) "AERO TRANSPORTE" shall mean Aero Transporte, S.A., a sociedad anonima organized under the laws of Peru, and its successors and assigns, or any successor or replacement Peruvian air transport company appointed in accordance with the terms of the Helicopter Purchase Agreements and the Boeing Loan Documents.

                  (b) "BELL TEXTRON" shall mean Bell Helicopter Textron Inc., a Delaware corporation, and its successors and assigns.

                  (c) "BELL TEXTRON INDEMNITY" shall mean the Indemnity Agreement, dated as of June 11, 1999, by Doe Run in favor of Bell Textron, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (d) "BELL TEXTRON SELLER NOTE" shall mean the Promissory Note, dated as of June 11, 1999, issued by Doe Run to Bell Textron in the maximum principal amount of up to $4,574,600, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (e) "BOEING" shall mean Boeing Capital Corporation, a Delaware corporation, and its successors and assigns.

                  (f) "BOEING GUARANTY" shall mean the Guaranty, dated as of June 11, 1999, by Doe Run in favor of Boeing with respect to the obligations of First Security under the Boeing Note, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (g) "BOEING LOAN DOCUMENTS" shall mean, individually and collectively, (i) the Loan and Security Agreement, dated as of June 11, 1999, by and between First Security, and Boeing, (ii) the Boeing Guaranty, (iii) the Boeing Note, (iv) the Assignment of Rent, dated as of June 11, 1999, between Jet Aviation and Aero Transporte, and (v) any other agreements, documents or instruments executed or delivered in connection therewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (h) "BOEING NOTE" shall mean the Promissory Note, dated as of June 11, 1999, issued by First Security to Boeing in the maximum principal amount of $5,900,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (i) "FIRST SECURITY" shall mean First Security Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as trustee under the Helicopter Trust Agreement, and its successors and assigns, together with any successor or replacement trustee appointed in accordance with the Helicopter Trust Agreement.

                  (j) "HELICOPTER NO. 36213" shall mean the Bell 412EP Helicopter Aircraft, Serial Number 36213, FAA Registration Number N426DR, together with the engines attached thereon and the other equipment and material incorporated therein, all as described more particularly in the Helicopter Purchase Agreements.

                  (k) "HELICOPTER PURCHASE AGREEMENTS" shall mean, individually and collectively, (i) the Purchase Agreement, dated February 16, 1999, between Bell Textron, as seller, and Doe Run, as purchaser, (ii) the Assignment of Purchase Agreement, dated as of June 11, 1999, among Bell Textron, Doe Run and First Security, (iii) the Trust Agreement, (iv) Aircraft Lease Agreement, dated as of June 11, 1999, by and between Jet Aviation, as lessor, and Aero Transporte, as lessee, (v) the Bell Textron Indemnity Agreement, (vi) the Escrow Agreement, dated June 9, 1999 by and between Morgan Aircraft Title Services, Inc, as escrow agent, Doe Run and Bell Textron, (vii) the Aircraft Management Services Agreement, dated June 11, 1999, between First Security and Jet Aviation, (viii) the Air Transportation Service Agreement, dated June11, 1999, between Doe Run Peru and Aero Transporte, and (ix) any other agreements, documents or instruments executed or delivered in connection therewith, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (l) "HELICOPTER PURCHASE PRICE" shall mean the amount of not more than $5,900,000.

                  (m) "HELICOPTER TRUST" shall mean Bell 412 Peru Trust No. 1 created pursuant to the Helicopter Trust Agreement, and its successors and assigns, together with any successor or replacement trust.

                  (n) "HELICOPTER TRUST AGREEMENT" shall mean the Trust Agreement, dated as of June 11, 1999, between Doe Run and First Security, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (o) "JET AVIATION" shall mean Jet Aviation Business Jets, Inc., a Maryland corporation, and its successors and assigns.

         1.2 AMENDMENTS TO DEFINITIONS. All references to the term "Subsidiary" or "subsidiary" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly, by a Borrower, any subsidiary of Borrower, any subsidiary of a Borrower, or any subsidiary of each subsidiary; PROVIDED, THAT, (a) the term "Subsidiary" as used elsewhere in the Loan Agreement, as to Doe Run, shall not include Doe Run Cayman and its Subsidiaries or DR Exploration Company (Proprietary) Ltd. (South Africa), except
(i) as otherwise expressly provided in any specific section of the Loan Agreement, (ii) for purposes of Section 5.1(b) hereof, and
(iii) for purposes of this definition and (b) the term "Subsidiary" as used elsewhere in the Loan Agreement shall include neither First Security nor the Helicopter Trust.

         1.3 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used or defined in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

         2. CONSENTS. Subject to the terms and conditions contained herein, Lender hereby consents to the following:

                  (a) the formation of the Helicopter Trust pursuant to the Helicopter Trust Agreement;

                  (b) the transfer by Doe Run to First Security of all of the right, title and interest of Doe Run in and to the Helicopter Purchase Agreements as in effect on the date hereof (other than the Helicopter Trust Agreement and the Bell Textron Indemnity), including, without limitation, the sale and transfer by Doe Run to First Security of Helicopter No. 36213 in accordance with the terms Helicopter Purchase Agreements as in effect on the date hereof and with the Boeing Loan Documents as in effect on the date hereof;

                  (c) the payment by Doe Run to First Security of the reasonable cost, fees and expenses of First Security in an amount not to exceed $10,000 in any calendar year payable in accordance with the Helicopter Trust Agreement as in effect on the date hereof;

                  (d) the contingent, unsecured Indebtedness of Doe Run to Bell Textron evidenced by the Bell Textron Seller Note as in effect on the date hereof;

                  (e) the contingent, unsecured guarantee by Doe Run in favor of Boeing with respect to the secured Indebtedness of First Security to Boeing arising under the Boeing Loan Documents as set for in the Boeing Guaranty as in effect on the date hereof;

                  (f) the indemnification by Doe Run in favor of First Security as set forth in Sections 4.06 and 6.01 of the Helicopter Trust Agreement as in effect on the date hereof; and

                  (g) the direct and indirect payments by Doe Run Peru arising under the Helicopter Purchase Agreements as in effect on the date hereof and under the Boeing Loan Documents as in effect on the date hereof.

         3.  AMENDMENTS.

         3.1 INDEBTEDNESS. Section 6.3 of the Loan Agreement is hereby amended by adding new Sections 6.3(n), (o), (p) and (q) immediately after Section 6.3(m), as follows:

                  "(n) the contingent, unsecured Indebtedness of Doe Run to Bell Textron evidenced by the Bell Textron Seller Note (as in effect on the execution and delivery date thereof); PROVIDED, THAT,

                           (i)      such Indebtedness is and shall be unsecured;

                           (ii)     such Indebtedness shall not exceed
                                    $4,574,000;

                           (iii) Doe Run shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payment without the prior written consent of Lender, except to the extent such payments are made using proceeds of the loan made under the Boeing Loan Documents as in effect on the execution and delivery date thereof;

                           (iv)     Doe Run shall not, directly or indirectly,
                                    (A) amend, modify, alter or change any terms of such Indebtedness or any of the provisions of any agreement, document or instrument to the extent such provision governs or affects the Indebtedness or as otherwise permitted herein or consented to in writing by Lender, or (B) except to the extent permitted in this Section 6.3(n), redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and

                           (v) Doe Run shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Doe Run or on its behalf, promptly after the receipt thereof, or sent by Doe Run or on its behalf, concurrently with the sending thereof, as the case may be;

                  (o) the contingent, unsecured Indebtedness of Doe Run to Boeing arising under the Boeing Guaranty; PROVIDED, THAT,

                           (i) such Indebtedness shall not be secured by any assets of Borrowers or any of their Subsidiaries;

                           (ii)     Doe Run shall not, directly or indirectly,
                                    (A) amend, modify, alter or change any terms of such Indebtedness or any of the provisions of any agreement, document or instrument to the extent such provision governs or affects such Indebtedness or as otherwise permitted herein or consented to in writing by Lender, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and

                           (iii) Doe Run shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Doe Run or on its behalf, promptly after the receipt thereof, or sent by Doe Run or on its behalf, concurrently with the sending thereof, as the case may be;

                  (p) the contingent, unsecured Indebtedness of Doe Run to First Security arising under the indemnification by Doe Run in favor of First Security as set forth in Sections 4.06 and 6.01 of the Helicopter Trust Agreement as in effect on the execution and delivery date thereof; PROVIDED, THAT, (i) Doe Run gives Lender written notice promptly after First Security takes any action to seek payment in respect of any indemnified item as set forth in the Helicopter Purchase Agreements;
         (ii) Lender shall have received not less than ten (10) Business Days' prior written notice of the intention of Doe Run to make a payment in respect thereof; and (iii) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event, which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing; and

                  (q) the contingent, unsecured Indebtedness of Doe Run to Bell Textron arising under the indemnification by Doe Run in favor of Bell Textron as set forth in the Bell Textron Indemnity as in effect on the execution and delivery date thereof; PROVIDED, THAT, (i) Doe Run gives Lender written notice promptly after Bell Textron takes any action to seek payment in respect of any indemnified item as set forth in the Bell Textron Indemnity; (ii) Lender shall have received not less than ten (10) Business Days' prior written notice of the intention of Doe Run to make a payment in respect thereof; and (iii) as of the date of and after giving effect to such payment, no Event of Default or act, condition or event, which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing."

         3.2  LOANS, INVESTMENTS AND GUARANTEES.

                  (a) Section 6.5 of the Loan Agreement is hereby amended by adding new Sections 6.5(r), (s) and (t), as follows:

                  "(r) the transfer by Doe Run to First Security of all of the right, title and interest of Doe Run in and to the Helicopter Purchase Agreements as in effect on the execution and delivery date thereof (other than the Helicopter Trust Agreement and the Bell Textron Indemnity), including, without limitation, the sale and transfer by Doe Run to First Security of its interest in Helicopter No. 36213 in accordance with the terms Helicopter Purchase Agreements as in effect on the execution and delivery date thereof;

                   (s) the payment by Doe Run Peru in respect of the Indebtedness arising under the Boeing Loan Documents in accordance with the Helicopter Purchase Agreements as in effect on the execution and delivery date thereof and with the

         Boeing Loan Documents as in effect on the execution and delivery date thereof; and

                  (t) the guarantee by Doe Run in favor of Boeing of the Indebtedness of First Security evidenced by the Boeing Note as in effect on the execution and delivery date thereof permitted hereunder as set forth in the Helicopter Guaranty as in effect on the execution and delivery date thereof."

                  (b) The acquisition of Helicopter No. 36213, and the financing of that acquisition, pursuant to the Helicopter Purchase Agreements as in effect on the date hereof and the Boeing Loan Documents as in effect on the date hereof, and subject to the terms and conditions set forth in this Amendment, shall be deemed to and does hereby amend and replace the acquisition and financing of the helicopter by Doe Run permitted by Section 6.5 as set forth in
Schedule 6.5 to the Loan Agreement, and no other or future acquisitions are intended or implied pursuant to Section 6.5 and that Schedule 6.5.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the other Financing Agreements, each of Borrowers, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         4.1  ACQUISITION OF HELICOPTER NO. 36213.

                  (a) The Helicopter Purchase Agreements and the transactions contemplated thereunder that are required thereby to be completed on or before the date hereof, shall have been, substantially contemporaneously with the execution and delivery of this Amendment, duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment of all conditions precedent set forth therein. After giving effect to the Helicopter Purchase Agreements and subject to the Boeing Loan Documents, First Security has acquired good and marketable title to Helicopter No. 36213.

                  (b) The consummation of the transactions contemplated by the Helicopter Purchase Agreements and the Boeing Loan Documents shall not result in the imposition of any lien, security interest or encumbrance on or in any of the assets of Borrowers or their Subsidiaries.

                  (c) All actions and proceedings required to be taken on or before the date hereof by the Helicopter Purchase Agreements, applicable law or regulation (including, without limitation, the Federal Aviation Act laws, being Title 49 of the United States Code, as amended together with all rules, regulations and interpretations thereunder or related thereto) have been taken and the transactions contemplated thereunder required to be consummated on or before the date hereof have been duly and validly consummated. Borrowers, Doe Run Peru and First Security have obtained all necessary consents and approvals of third parties to the transactions contemplated by the Helicopter Purchase Agreements and the Boeing Loan Documents and required thereby to be completed on or before the date hereof, including, without limitation, the Senior Secured Note Agreements.

                  (d) By no later than August 31, 1999, (i) the transactions contemplated under the Helicopter Purchase Agreements that are required to be completed after the date hereof, shall have been performed in accordance with their terms by the respective parties thereto in all respects, and (ii) all actions and proceedings required to be taken after the date hereof by the Helicopter Purchase Agreements, applicable law or regulation shall have been taken and the transactions contemplated thereunder required to be consummated after the date hereof will be duly and validly consummated.

                  (e) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Helicopter Purchase Agreements or in the Boeing Loan Documents and, to the best of Borrower's knowledge, no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Helicopter Purchase Agreements.

                  (f) Doe Run shall not permit the Helicopter Trust to conduct any business or engage in any commercial activities, except to the extent required by and as specified in the Helicopter Trust Agreement as in effect on the date hereof.

                  (g) This Amendment has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

                  (h) Borrowers have delivered, or caused to be delivered, to Lender true, correct and complete copies of the Helicopter Purchase Agreements and of the Boeing Loan Documents.

                  (i) No Event of Default or act, condition or event, which with notice or passage of time or both would constitute an Event of Default, exists or has occurred and is continuing (after giving effect to the amendments made and the consents given by Lender under this Amendment.)

         5. CONDITIONS PRECEDENT. The effectiveness of the consent, waiver and other terms and conditions contained herein shall be subject to the satisfaction of each of the following conditions as determined by Lender:

         5.1 DELIVERY OF DOCUMENTS. Lender shall have received, in form and substance satisfactory to Lender, each of the following:

                  (a) an original of this Amendment, duly authorized, executed and delivered by Borrowers to Lender;

                  (b) evidence that the Helicopter Purchase Agreements and the Boeing Loan Documents have been duly authorized, executed and delivered by and to the appropriate parties thereto and that the transactions contemplated under the terms and conditions of the Helicopter Purchase Agreements and the Boeing Loan Documents have been consummated contemporaneously with the execution and delivery of this Amendment, together with opinions of counsel with respect to such transactions and agreements, if any, addressed to Lender or upon which Lender is expressly permitted to rely; and

                  (c) true, correct and complete copies of the Helicopter Purchase Agreements and the Boeing Loan Documents.

         5.2 NO DEFAULT. No Event of Default exists on the date hereof after giving effect to the amendment to the Loan Agreement made by the provisions of this Amendment.

         6.  MISCELLANEOUS.

         6.1 ADDITIONAL EVENT OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

         6.2 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrowers to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         6.3 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

         6.4 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principals of conflict of laws).

         6.5 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         6.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                                CONGRESS FINANCIAL CORPORATION

                                                By: /s/ Herbert Korn
                                                   -----------------------------

                                                Title: Assistant Vice President
                                                      --------------------------

                                                THE DOE RUN RESOURCES
                                                   CORPORATION

                                                By:  /s/ David Chaput
                                                   -----------------------------

                                                Title:  Treasurer
                                                      --------------------------

                                                FABRICATED PRODUCTS, INC.

                                                By: /s/ David Chaput
                                                   -----------------------------

                                                Title:  Treasurer
                                                      --------------------------


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